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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 23, 2002

SSP SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26227 (Commission File Number)	33-0757190 (IRS Employer Identification No.)

17861 Cartwright Road, Irvine, California 92614
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (949) 851-1085

Not Applicable
(Former name or former address, if changed since last report)

ITEM 5.    Other Events.

        On October 23, 2002, SSP Solutions, Inc. executed settlement documents with Research Venture, LLC relating to leases of real property. The full text of a press release issued by SSP Solutions, Inc. on October 31, 2002 concerning the settlement is attached as Exhibit 99.1 to this Form 8-K and incorporated by reference into this Form 8-K.

ITEM 7.    Financial Statements and Exhibits.

  (a)
  Financial Statements of Businesses Acquired. Not applicable.

  (b)
  Pro Forma Financial Information. Not applicable.

  (c)
  Exhibits.

Exh. No.	Description
10.1	First Amendment to Standard Industrial/Commercial Single-Tenant Lease—Net dated October 23, 2002 between SSP Solutions, Inc. and Research Venture, LLC relating to real property located at 9012 Research Drive, Irvine, California
10.2	Subordinated Convertible Promissory Note dated October 23, 2002 in the principal amount of $360,000 made by SSP Solutions, Inc. in favor of Research Venture, LLC
10.3	Stipulation for Entry of Judgment dated October 23, 2002 between SSP Solutions, Inc. and Research Venture, LLC
99.1	Press Release dated October 31, 2002

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2002	SSP SOLUTIONS, INC.
	By:	/s/ THOMAS E. SCHIFF Thomas E. Schiff, Chief Financial Officer

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EXHIBITS FILED WITH THIS REPORT

Exh. No.	Description
10.1	First Amendment to Standard Industrial/Commercial Single-Tenant Lease—Net dated October 23, 2002 between SSP Solutions, Inc. and Research Venture, LLC relating to real property located at 9012 Research Drive, Irvine, California
10.2	Subordinated Convertible Promissory Note dated October 23, 2002 in the principal amount of $360,000 made by SSP Solutions, Inc. in favor of Research Venture, LLC
10.3	Stipulation for Entry of Judgment dated October 23, 2002 between SSP Solutions, Inc. and Research Venture, LLC
99.1	Press Release dated October 31, 2002

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  ITEM 5. Other Events.
  ITEM 7. Financial Statements and Exhibits.
SIGNATURE